Exhibit 32.2



                                AXA FINANCIAL, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2003 of AXA Financial, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stanley
B. Tulin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                              /s/ Stanley B. Tulin
                                              ----------------------------------
                                              Stanley B. Tulin
                                              Vice Chairman of the Board and
                                              Chief Financial Officer
         Date: November 14, 2003